                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934





                                 April 17, 2002
                ------------------------------------------------
                Date of Report (date of earliest event reported)





                     McLAREN PERFORMANCE TECHNOLOGIES, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                   0-16176                 84-1016459
---------------------------     ---------------     ---------------------------
State or other Jurisdiction     Commission File     IRS Employer Identification
     of Incorporation                Number                     No.


               32233 West Eight Mile Road, Livonia, Michigan 48152
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               (Address of principal executive offices) (Zip Code)




                                 (248) 477-6240
               --------------------------------------------------
               Registrant's telephone number, including area code


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

         (a) On April 17, 2002, McLaren Performance Technologies, Inc. (the "Registrant") engaged Grant Thornton LLP as its independent accountants for the fiscal year ended September 30, 2002. Also on April 17, 2002, Ernst & Young LLP was dismissed as the Registrant's independent accountants, effective as of April 17, 2002.

         (b) The reports of Ernst & Young LLP on the Registrant's financial statements for the past two fiscal years ended September 30, 2000 and 2001, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

         (c) The Registrant's Audit Committee made the decision on April 17, 2002, to engage Grant Thornton LLP as the Registrant's independent accountants.

         (d) In connection with the audits of the Registrant's financial statements for each of the two fiscal years ended September 30, 2001 and 2000, and in the subsequent interim period from October 1, 2001 to April 17, 2002, there were no disagreements with Ernst & Young LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Ernst & Young LLP, would have caused Ernst & Young LLP to make reference to the matter in their report.

         (e) The Registrant did not consult with Grant Thornton LLP with regard to any matter concerning the application of accounting principles or the type of audit opinion that might be rendered with respect to the Registrant's financial statements.

         (f) The Registrant has requested that Ernst & Young LLP review this disclosure, and Ernst & Young LLP has been given an opportunity to furnish the Registrant with a letter addressed to the Commission containing any new information, clarification of the Registrant's expression of its views, or the respect in which it does not agree with the statements made by the Registrant herein. Such letter is filed as an exhibit to this Report.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)   EXHIBITS.

               Exhibit 16.    Letter from Ernst & Young LLP


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                McLAREN PERFORMANCE TECHNOLOGIES, INC.


                                /s/ Steven Rossi
Date: April 24, 2002            By:  Steven Rossi, President